Exhibit 4.2

WORKDAY, INC.

OFFICER’S CERTIFICATE

April 1, 2022

Reference is made to the Indenture dated as of April 1, 2022 (the “Indenture”) by and between Workday, Inc. (the “Issuer”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Trustee is the trustee for any and all securities issued under the Indenture. Pursuant to Section 2.01 and Section 2.03 of the Indenture, the undersigned officer does hereby certify, in connection with the issuance of $1,000,000,000 aggregate principal amount of 3.500% Senior Notes due 2027 (the “2027 Notes”), $750,000,000 aggregate principal amount of 3.700% Senior Notes due 2029 (the “2029 Notes”) and $1,250,000,000 aggregate principal amount of 3.800% Senior Notes due 2032 (the “2032 Notes”), and collectively, the “Notes”), that (i) the form and terms of the Notes have been established pursuant to Section 2.01 and Section 2.03 of the Indenture in conformity with the provisions of the Indenture and comply with the Indenture, and (ii) the terms of the Notes are as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Indenture.

The terms of the notes set forth in the forms of the 2027 Notes, the 2029 Notes and 2032 Notes attached hereto as exhibits A-1, A-2 and A-3, respectively, are incorporated by reference in this Officer’s Certificate

2027 Notes

Title:	3.500% Notes due 2027
Issuer:	Workday, Inc.
Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank Trust Company, National Association
Aggregate Principal Amount at Maturity:	$1,000,000,000
Maturity Date:	April 1, 2027
Interest:	3.500% per annum (which will accrue and be computed on the basis of a 360-day year of twelve 30-day months).

Date from which Interest will Accrue:	April 1, 2022
Interest Payment Dates:	Semi-annually on each April 1 and October 1 of each year, commencing on October, 2022.
Make-Whole Call	At any time prior to March 1, 2027, at a discount rate of Treasury plus 20 basis points
Interest Record Dates	March 15 and September 15
Par Call Date:	On or after March 1, 2027
CUSIP Number:	98138H AG6
ISIN Number:	US98138HAG65
Redemption:

Prior to the Par Call Date, we may redeem the 2027 Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•      (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2027 Notes discounted to the redemption date (assuming that the 2027 Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in each case, less (b) interest accrued to the date of redemption; and

•     100% of the principal amount of the 2027 Notes,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, we may redeem the 2027 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2027 Notes plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Purchase Upon Change of Control Triggering Event:	If a Change of Control Triggering Event occurs with respect to the 2027 Notes, unless we have exercised our right to redeem the 2027 Notes as described above, we will be required to make an offer to each holder of the 2027 Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s 2027 Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any of the 2027 Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount. Any failure by the Company to repurchase notes tendered for repurchase following the occurrence of a Change of Control Triggering Event in accordance with this provision and Exhibits A-1, A-2 and A-3, as applicable, shall constitute an Event of Default for purposes of the Indenture and the Notes.
Conversion:	None.
Sinking Fund:	None.
Denominations:	$2,000 and multiples of $1,000 in excess thereof.
Miscellaneous:	The terms of the 2027 Notes shall include such other terms as are set forth in the form of 2027 Notes attached hereto as Exhibit A-1 and in the Indenture.

2029 Notes

Title:	3.700% Notes due 2029
Issuer:	Workday, Inc.
Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank Trust Company, National Association
Aggregate Principal Amount at Maturity:	$750,000,000

Maturity Date:	April 1, 2029
Interest:	3.700% per annum (which will accrue and be computed on the basis of a 360-day year of twelve 30-day months).
Date from which Interest will Accrue:	April 1, 2022
Interest Payment Dates:	Semi-annually on each April 1 and October 1 of each year, commencing on October 1, 2022.
Make-Whole Call	At any time prior to February 1, 2029, at a discount rate of Treasury plus 20 basis points
Interest Record Dates	March 15 and September 15
Par Call Date:	On or after February 1, 2029
CUSIP Number:	98138H AH4
ISIN Number:	US98138HAH49
Redemption:

Prior to the Par Call Date, we may redeem the 2029 Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•      (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2029 Notes discounted to the redemption date (assuming that the 2029 Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in each case, less (b) interest accrued to the date of redemption; and

•     100% of the principal amount of the 2029 Notes,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, we may redeem the 2029 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2029 Notes plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Purchase Upon Change of Control Triggering Event:	If a Change of Control Triggering Event occurs with respect to the 2029 Notes, unless we have exercised our right to redeem the 2029 Notes as described above, we will be required to make an offer to each holder of the 2029 Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s 2029 Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any of the 2029 Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount. Any failure by the Company to repurchase notes tendered for repurchase following the occurrence of a Change of Control Triggering Event in accordance with this provision and Exhibits A-1, A-2 and A-3, as applicable, shall constitute an Event of Default for purposes of the Indenture and the Notes.
Conversion:	None.
Sinking Fund:	None.
Denominations:	$2,000 and multiples of $1,000 in excess thereof.
Miscellaneous:	The terms of the 2029 Notes shall include such other terms as are set forth in the form of 2029 Notes attached hereto as Exhibit A-2 and in the Indenture.

2032 Notes

Title:	3.800% Notes due 2032
Issuer:	Workday, Inc.

Trustee, Registrar, Transfer Agent, Authenticating Agent, and Paying Agent:	U.S. Bank Trust Company, National Association
Aggregate Principal Amount at Maturity:	$1,250,000,000
Maturity Date:	April 1, 2032
Interest:	3.800% per annum (which will accrue and be computed on the basis of a 360-day year of twelve 30-day months).
Date from which Interest will Accrue:	April 1, 2022
Interest Payment Dates:	Semi-annually on each April 1 and October 1 of each year, commencing on October 1, 2022.
Make-Whole Call	At any time prior to January 1, 2032, at a discount rate of Treasury plus 25 basis points
Interest Record Dates	March 15 and September 15
Par Call Date:	On or after January 1, 2032
CUSIP Number:	98138H AJ0
ISIN Number:	US98138HAJ05
Redemption:

Prior to the Par Call Date, we may redeem the 2032 Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•      (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2032 Notes discounted to the redemption date (assuming that the 2032 Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, in each case, less (b) interest accrued to the date of redemption; and

•     100% of the principal amount of the 2032 Notes,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, we may redeem the 2032 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the 2032 Notes plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Purchase Upon Change of Control Triggering Event:	If a Change of Control Triggering Event occurs with respect to the 2032 Notes, unless we have exercised our right to redeem the 2032 Notes as described above, we will be required to make an offer to each holder of the 2032 Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s 2032 Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any of the 2032 Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount. Any failure by the Company to repurchase notes tendered for repurchase following the occurrence of a Change of Control Triggering Event in accordance with this provision and Exhibits A-1, A-2 and A-3, as applicable, shall constitute an Event of Default for purposes of the Indenture and the Notes.
Conversion:	None.
Sinking Fund:	None.
Denominations:	$2,000 and multiples of $1,000 in excess thereof.
Miscellaneous:	The terms of the 2032 Notes shall include such other terms as are set forth in the form of 2032 Notes attached hereto as Exhibit A-3 and in the Indenture.

Subject to the representations, warranties and covenants described in the Indenture, as amended or supplemented from time to time, the Issuer shall be entitled, subject to authorization by the Board of Directors of the Issuer and an Officer’s Certificate, to issue additional notes of a series from time to time with identical terms as the Notes of such series other than with respect to the applicable date of issuance, the issue price and interest accrued prior to the issue date of such additional notes (together, the “Additional Securities”). The Additional Securities will have the same CUSIP number as the Notes of the applicable series; provided that any Additional Securities that are not fungible with the applicable series of Notes for U.S. federal income tax purposes will be issued under one or more separate CUSIP numbers. Any Additional Securities will be issued in accordance with Section 2.03 of the Indenture.

The undersigned officer has read and understands the provisions of the Indenture and the definitions relating thereto. The statements made in this Officer’s Certificate are based upon the examination of the provisions of the Indenture and upon the relevant books and records of the Issuer. In the opinion of the undersigned officer, such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not the covenants and conditions of such Indenture relating to the issuance, authentication and delivery of the Notes have been complied with. In such officer’s opinion, such covenants and conditions relating to the issuance, authentication and delivery of the Notes have been complied with.

[Signature page follows]

IN WITNESS WHEREOF, I have signed this Officer’s Certificate pursuant to the Indenture as of the date first written above and in the capacity indicated below.

WORKDAY, INC.

By:	/s/ Barbara Larson
Name: Barbara Larson
Title: Chief Financial Officer

Exhibit A-1

Form of Notes Due 2027

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

WORKDAY, INC.

3.500% Notes due 2027

No.	CUSIP No.: 98138H AG6
ISIN No.: US98138HAG65
$

WORKDAY, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of FIVE HUNDRED MILLION DOLLARS on April 1, 2027.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2022.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

WORKDAY, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: April 1, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee
By:
Authorized Signatory

(REVERSE OF NOTE)

WORKDAY, INC.

3.500% Notes due 2027

1. Interest.

Workday, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from April 1, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2022. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 3.500% Notes due 2027 (the “Notes”) issued under an indenture dated as of April 1, 2022 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated April 1, 2022, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

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6. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means March 1, 2027.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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7. Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;
•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and
•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, or cause the paying agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

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If holders of not less than 95% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such holders, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of holders of record on a record date to receive interest on the relevant interest payment date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or its subsidiaries, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates (as defined in the indenture) until such tendered securities are accepted for purchase or exchange thereunder;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, that if any of Moody’s or S&P ceases to rate the Notes or fails to continue to make a rating of the notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

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“Ratings Event” means the Notes are rated below Investment Grade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event (as defined in the Indenture)) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Ratings Event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

8. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

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PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Workday, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Workday, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (a multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit A-2

Form of Notes Due 2029

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

WORKDAY, INC.

3.700% Notes due 2029

No.	CUSIP No.: 98138H AH4
ISIN No.: US98138HAH49
$

WORKDAY, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of FIVE HUNDRED MILLION DOLLARS on April 1, 2029.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2022.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

WORKDAY, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: April 1, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee
By:
Authorized Signatory

(REVERSE OF NOTE)

WORKDAY, INC.

3.700% Notes due 2029

1. Interest.

Workday, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from April 1, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2022. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 3.700% Notes due 2029 (the “Notes”) issued under an indenture dated as of April 1, 2022 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated April 1, 2022, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

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6. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means February 1, 2029.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

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7. Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;
•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and
•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, or cause the paying agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If holders of not less than 95% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such holders, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of holders of record on a record date to receive interest on the relevant interest payment date).

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For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or its subsidiaries, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates (as defined in the indenture) until such tendered securities are accepted for purchase or exchange thereunder;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, that if any of Moody’s or S&P ceases to rate the Notes or fails to continue to make a rating of the notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

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“Ratings Event” means the Notes are rated below Investment Grade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event (as defined in the Indenture)) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Ratings Event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

8. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

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SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

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PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Workday, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Workday, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (a multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory

Exhibit A-3

Form of Notes Due 2032

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

TRANSFERS OF THIS NOTE ARE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE ARE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

WORKDAY, INC.

3.800% Notes due 2032

No.	CUSIP No.: 98138H AJ0
ISIN No.: US98138HAJ05
$

WORKDAY, INC., a Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of FIVE HUNDRED MILLION DOLLARS on April 1, 2032.

Interest Payment Dates: April 1 and October 1 (each, an “Interest Payment Date”), commencing on October 1, 2022.

Interest Record Dates: March 15 and September 15 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed manually, electronically or by facsimile by its duly authorized officer.

WORKDAY, INC.

By:
Name:
Title:

This is one of the Notes of the series designated herein and referred to in the within-mentioned Indenture.

Dated: April 1, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee
By:
Authorized Signatory

(REVERSE OF NOTE)

WORKDAY, INC.

3.800% Notes due 2032

1. Interest.

Workday, Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from April 1, 2022. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing on October 1, 2022. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2. Paying Agent.

Initially, U.S. Bank Trust Company, National Association (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the Holders.

3. Indenture; Defined Terms.

This Note is one of the 3.800% Notes due 2032 (the “Notes”) issued under an indenture dated as of April 1, 2022 (the “Base Indenture”) by and between the Issuer and the Trustee, and established pursuant to an Officer’s Certificate dated April 1, 2022, issued pursuant to Section 2.01 and Section 2.03 thereof (together, the “Indenture”). This Note is a “Security” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of them. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4. Denominations; Transfer; Exchange.

The Notes are in registered form, without coupons, in minimum denominations of $2,000 and multiples of $1,000 thereafter. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer need not issue, authenticate, register the transfer of or exchange any Notes or portions thereof for a period of fifteen (15) days before the mailing of a notice of redemption, nor need the Issuer register the transfer or exchange of any Note selected for redemption in whole or in part.

5. Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6. Redemption.

Prior to the Par Call Date (as defined below), the Issuer may at its option redeem any of the Notes at any time in whole or from time to time in part, each at a redemption price calculated by the Issuer equal to the greater of:

(i) (a) the sum of the present values of the remaining scheduled payments of principal and interest on Notes to be redeemed discounted to the redemption date (assuming that such notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, less (b) interest accrued to the date of redemption; and

(ii) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after Par Call Date, the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date according to the Notes and the Indenture.

“Par Call Date” means January 1, 2032.

“Treasury Rate” means, with respect to any redemption date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

7. Change of Control Triggering Event.

If a Change of Control Triggering Event (as defined below) occurs, unless the Issuer shall have exercised its right to redeem the Notes as described above, the Issuer shall be required to make an offer to each Holder of Notes to purchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that after giving effect to the purchase, any Notes that remain outstanding shall have a minimum denomination of $2,000 and integral multiples of $1,000 above that amount.

Within 30 days following the date upon which the Change of Control Triggering Event has occurred or, at the Issuer’s option, prior to any Change of Control (as defined below), but after the public announcement of the transaction that constitutes or may constitute the Change of Control, except to the extent that the Issuer shall have exercised its right to redeem the Notes pursuant to Section 6 hereof, the Issuer shall mail or send a notice (a “Change of Control Offer”) to each Holder with a copy to the Trustee describing the transaction or transactions that constitute or may constitute a Change of Control Triggering Event and offering to purchase Notes on the date specified in the notice, which date will be no earlier than 30 days nor later than 60 days from the date such notice is mailed or sent (other than as may be required by law) (such date, the “Change of Control Payment Date”). The notice will, if mailed or sent prior to the date of consummation of the Change of Control, state that the Change of Control Offer is conditioned on the Change of Control being consummated on or prior to the Change of Control Payment Date specified in the notice.

On the Change of Control Payment Date, the Issuer shall, to the extent lawful:

•	accept for payment all Notes or portions of the Notes properly tendered pursuant to the Change of Control Offer;
•	deposit with the paying agent prior to 10:00 a.m. New York City time an amount equal to the change of control payment in respect of all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer; and
•	deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officer’s Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

The Trustee shall promptly deliver, or cause the paying agent to promptly deliver, to each Holder of Notes so tendered the payment for such Notes, and the Trustee shall promptly authenticate and deliver (or cause to be transferred by book entry) to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.

The Issuer shall comply, to the extent applicable, with the requirements of Rule 14(e)-1 of the Exchange Act and any other securities laws or regulations in connection with the purchase of Notes pursuant to a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the terms described in the Notes, the Issuer shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations by virtue thereof; rather, the Issuer shall be deemed to be in compliance with those obligations if it complies with its obligation to repurchase Notes upon a Change of Control Triggering Event in accordance with the Indenture, modified as necessary by the Issuer in good faith to permit compliance with any such law or regulation.

Holders of Notes electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes, with the form entitled “Purchase Exercise Notice Upon a Change of Control Triggering Event” on the reverse of the Note completed, to the paying agent at the address specified in the notice, or transfer their Notes to the paying agent by book-entry transfer pursuant to the applicable procedures of DTC, prior to the close of business on the third business day prior to the Change of Control Payment Date.

The Issuer shall not be required to make a Change of Control Offer if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer and such third party purchases all Notes properly tendered and not withdrawn under its offer in accordance with such requirements.

In addition, the Issuer shall not purchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the change of control payment upon a Change of Control Triggering Event.

If holders of not less than 95% in aggregate principal amount of outstanding Notes validly tender and do not withdraw such notes in a Change of Control Offer and the Issuer, or any third party making a Change of Control Offer in lieu of the Issuer, as described above, purchases all of the Notes validly tendered and not withdrawn by such holders, the Issuer will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Notes that remain outstanding following such purchase at a redemption price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption (subject to the right of holders of record on a record date to receive interest on the relevant interest payment date).

For purposes of the Change of Control Offer provisions of the Notes, the following definitions are applicable:

“Change of Control” means the occurrence of any one of the following:

(1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the Issuer’s assets and the assets of the Issuer’s subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its subsidiaries;

(2) the consummation of any transaction (including without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or its subsidiaries, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Issuer’s outstanding Voting Stock, measured by voting power rather than number of shares; provided, however, that a person shall not be deemed the beneficial owner of, or to own beneficially, any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person’s affiliates (as defined in the indenture) until such tendered securities are accepted for purchase or exchange thereunder;

(3) the Issuer consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Stock or the outstanding Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent of the surviving person, immediately after giving effect to such transaction; or

(4) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution.

Notwithstanding the foregoing, a transaction will not be considered to be a Change of Control if (1) the Issuer becomes a direct or indirect wholly owned subsidiary of a holding company and (2) immediately following that transaction, (a) the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Issuer’s Voting Stock in substantially the same proportions immediately prior to that transaction or (b) no person or group is the beneficial owner, directly or indirectly, of more than a majority of the total voting power of the Voting Stock of the holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Ratings Event.

“Fitch” means Fitch Ratings Inc. and its successors.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating category of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating category of S&P); and a rating of BBB- or better by Fitch (or its equivalent under any successor rating category of Fitch) and the equivalent investment grade rating from any replacement Rating Agency or Agencies appointed by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agency” means each of Moody’s and S&P; provided, that if, after the date of the initial issuance of the Notes, Fitch rates the Notes and makes such rating publicly available, Rating Agency shall mean each of Moody’s, S&P and Fitch; provided, that if any of Moody’s or S&P ceases to rate the Notes or fails to continue to make a rating of the notes publicly available, the Issuer shall appoint a replacement for such Rating Agency that is a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act.

“Ratings Event” means the Notes are rated below Investment Grade by at least two of the three Rating Agencies (if the Notes at such time are rated by three Rating Agencies) or by both Rating Agencies (if the Notes at such time are rated by two Rating Agencies), on any day during the period (the “Trigger Period”) commencing on the date 60 days prior to the first public announcement by the Issuer of any Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period will be extended for so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies); provided, however, that a Ratings Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Ratings Event for purposes of the definition of Change of Control Repurchase Event (as defined in the Indenture)) unless each of the Rating Agencies announces or publicly confirms or informs the Trustee in writing at the Issuer’s or the Trustee’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Ratings Event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and its successors.

“Voting Stock” of any specified person as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

8. Defaults and Remedies.

If an Event of Default (other than certain bankruptcy Events of Default with respect to the Issuer) under the Indenture occurs with respect to the Notes and is continuing, then either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes, may by written notice to the Issuer (and to the Trustee if given by the Holders), require the Issuer to repay immediately the entire principal amount of the Outstanding Notes, together with all accrued and unpaid interest and premium, if any. If a bankruptcy Event of Default with respect to the Issuer occurs and is continuing, then the entire principal amount of the Outstanding Notes will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any Holder. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture or the Notes unless it has received indemnity as it requires. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Notes then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of certain continuing defaults or Events of Default if it determines that withholding notice is in their interest.

9. Authentication.

This Note shall not be valid until the Trustee manually signs the certificate of authentication on this Note.

10. Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

11. CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

12. Governing Law.

The laws of the State of New York shall govern the Indenture and this Note thereof.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for Physical Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

PURCHASE EXERCISE NOTICE UPON A CHANGE OF CONTROL TRIGGERING EVENT

To: Workday, Inc.

The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Workday, Inc. (the “Issuer”) as to the occurrence of a Change of Control Triggering Event with respect to the Issuer and hereby directs the Issuer to pay, or cause the Trustee to pay, _______________ an amount in cash equal to 101% of the aggregate principal amount of the Notes, or the portion thereof (which is a multiple of $1,000, provided that the remaining principal amount, if any, following such purchase shall be at least $2,000 or a multiple of $1,000 in excess thereof) below designated, to be purchased plus interest accrued to, but excluding, the purchase date, except as provided in the Indenture.

Dated:

Signature

Principal amount to be purchased (a multiple of $1,000):

Remaining principal amount following such purchase:

(zero or at least $2,000 or a multiple of $1,000 in excess thereof)

By:
Authorized Signatory